Tim S. Nicholls
Senior Vice President &
Chief Financial Officer
Fourth Quarter
2008 Review
January 29, 2009
Fourth Quarter
2008 Review
January 29, 2009
John V. Faraci
Chairman &
Chief Executive Officer
Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements
These slides and statements made during this presentation contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to:
(i) the company's ability to realize anticipated profit improvement from its transformation plan, including our ability to realize the expected benefits of our acquisition of the assets of
Weyerhaeuser Company’s containerboard, packaging and recycling business in light of integration difficulties and other challenges; (ii) increases in interest rates and our ability to meet our debt service obligations; (iii) industry conditions, including but not limited to changes in the cost or availability of raw materials and energy, transportation costs, competition we face, the company's product mix, demand and pricing for its products; (iv)
global economic conditions and political changes, including but not limited to changes in currency exchange rates, credit availability, the company's credit ratings issued by recognized credit rating organizations and pension and health care costs; (v) unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and to actual or potential litigation; and (vi) whether we experience a material disruption at one of our manufacturing facilities. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.

Statements Relating to Non-GAAP
Financial Measures
Statements Relating to Non-GAAP
Financial Measures
During the course of this presentation, certain
non-U.S. GAAP financial information will be
presented.
A reconciliation of those numbers to U.S.
GAAP financial measures is available on the
company’s website at internationalpaper.com
under Investors.

The World Changed
2008 – Two Distinct Periods
The World Changed
2008 – Two Distinct Periods
First Three
Quarters
Fourth
Quarter
Volume
Steady Dramatic Decline
Price
Increasing
Peaking,
Decline in Pulp
Market Downtime
Limited
Significant in
UFS & KLB
Input Costs
Significant
Increase
Relief
Cost Reduction
Started Early Progress
Operations
Good Good

2008 Full-Year Results
Solid Earnings, Record Free Cash Flow
2008 Full-Year Results
Solid Earnings, Record Free Cash Flow
$2.22
$2.01
Earnings from continuing operations before special items; includes CBPR
1
Cash provided by continuing operations less capital expenditures
2007 2008
Sales
($Billion)
$21.9 $24.8 13%
EBITDA
($Million)
$2.8 $3.0 8%
Free Cash Flow
1
($Million)
$0.7 $1.7 158%
$0.69
$0.21
$1.53
$1.80
2007 2008
4Q
1Q - 3Q

2005 2006 2007
Diluted EPS
from Continuing Operations before Special Items
Diluted EPS
from Continuing Operations before Special Items
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at presentations
Forest Products earnings percentages are based on operating income
2008
% of Operating Profit
from Forest Products
52% 37% 24% 23%
$1.33
$2.22
$0.70
$2.01

Global Input & Freight Costs
$856MM, or $1.38/Share Impact vs. 2007
Global Input & Freight Costs
$856MM, or $1.38/Share Impact vs. 2007
Input costs for continuing businesses; does not include CBPR
(290)
(262)
(169)
(135)
($300)
($250)
($200)
($150)
($100)
($50)
$0
Chemicals Energy Fiber Freight
North America Outside North America

Responding to the Economic Contraction
Decisive Actions to Weather the Storm
Responding to the Economic Contraction
Decisive Actions to Weather the Storm
Capacity
Curtailments
Cost Reductions
Cash & Liquidity
Initiatives
Containerboard
• 700,000 tons
• Valliant #3 Shutdown
• 5 packaging plants
Uncoated Freesheet
• 140,000 tons
• Franklin #3 Shutdown
• Inverurie Mill Review
Market Pulp
• 140,000 tons
• Bastrop Mill Shutdown
Coated Paperboard
• 14,000 tons
• $100MM Overhead
Reduction
• 4,400 Headcount
Reduction
• Hiring & Salary Freeze
• Executive Compensation
up to 50% Reduction
• $300MM 2008 Capex
Reduction
• $300MM 2009 Capex
Reduction
• Fund Company 401(k)
Match with Shares
• Extend A/R Securitization
• Ilim Dividend
• Working Capital Focus
Asset Sales
• Haynesville Mineral Rights

IP Continues to Become a Leaner Company
10% Headcount Reduction in 2008/09
IP Continues to Become a Leaner Company
10% Headcount Reduction in 2008/09
Excludes Ilim joint venture employees
* Includes 900 Weyerhaeuser positions that did not come to IP
113
66
62
59
CBPR
(37)
(25)
(4)*
(3)
0
20
40
60
80
100
120
2000 Divestments &
Acquisitions
Headcount
Reduction
Jun-08 Headcount
Reduction
Dec-08 2009
Headcount
Reduction
2009

$ / Share $ / Share
P&C      .40
IPG        .23
CPG      .15
Eu & Br .14
Chemicals   (.47)
Energy        (.43)
Fiber           (.27)
Freight        (.21)
2.22
Earnings from continuing operations before special items; volume includes earnings from CBPR
Forest Products Earnings
2008   31.5%
2007   30%
2.01
2008 vs. 2007 EPS
Input Cost Inflation, Improved Price & Mix
2008 vs. 2007 EPS
Input Cost Inflation, Improved Price & Mix
1.48
1.35
.92
.59
.06
.13
.02
(1.38)
(.14)
(.02)
(.31)
.74
.66
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
$2.50
2007 Price Input Costs Cost & Mix Volume/LOO Corporate &
Other
Ilim Tax Interest Shares 2008

Fourth Quarter 2008 Summary
Dramatic Economic Deceleration
Fourth Quarter 2008 Summary
Dramatic Economic Deceleration
What Changed in North America
Double-digit volume declines
Prices peaked & under pressure
Input costs peaked & declining
How We Accelerated our Actions
25% Downtime in KLB
15% Downtime in NA UFS
30% Downtime in NA Market Pulp
No inventory build in KLB & UFS
Accelerated overhead reductions
Focus on improving free cash flow
$0.69
$0.21
Earnings from continuing operations before special items
$0.41
$0.14
$0.28
$0.07
4Q07 4Q08
Forest Products EPS
Operating Business EPS

$ $ / / Share Share
IPG        .07
P&C       .06
CPG       .05
Eu & Br  .02
Chemicals   (.16)
Fiber           (.07)
Energy        (.05)
Freight        (.02)
.16
Earnings from continuing operations before special items; volume includes earnings from CBPR
Forest
Products
Earnings
4Q08   23%
4Q07   31%
.48
.21
.69
4Q08 vs. 4Q07 EPS
Higher Prices, Weak Volumes, Increased Input Costs
4Q08 vs. 4Q07 EPS
Higher Prices, Weak Volumes, Increased Input Costs
.41
.14
.20
.24
.05
.01
(.30)
(.27)
(.03)
(.17)
.28
.07
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
4Q07 Price Input Costs Cost & Mix Volume / LOO Corporate &
Other
Vicksburg Ins.
Recov.
Tax Interest 4Q08

13 Lack of Order Downtime Matching Our Production to Our Customers’ Needs Lack of Order Downtime Matching Our Production to Our Customers’ Needs (Thousand Tons) 819 148 53 2 34 998

Industrial Packaging Earnings
4Q08 vs. 4Q07
Industrial Packaging Earnings
4Q08 vs. 4Q07
1
Excludes trade volume and includes CBPR earnings
2
Includes $33 million of insurance recovery for Vicksburg mill
3
Excludes special charges of $26 million for CBPR integration costs and $8 million for Ace Packaging facility closures
1 1
3 3
2 2
109
145
42
71
21
(59)
(39)
$0
$25
$50
$75
$100
$125
$150
$175
4Q07 Price Input Costs Volume Cost & Mix Other 4Q08

CBPR Synergies
Achieving Higher Savings at Faster Rate
CBPR Synergies
Achieving Higher Savings at Faster Rate
$50 MM
$50 MM
$70 MM
$70 MM
$265 MM
$265 MM
2008 Target 2008 Actual 2009 Target
Box Plants Mix Mills Overhead

* Excludes special charges of $123 million  for the permanent shutdown of the Louisiana mill and $30 million for the permanent shutdown of the # 3 paper  machine at the Franklin mill
Printing Papers Earnings
4Q08 vs. 4Q07
Printing Papers Earnings
4Q08 vs. 4Q07
243
NA Pulp
Earnings
NA Pulp
Earnings

* Excludes a special charge of $4 million related to the reorganization of Shorewood’s Canadian operations
* *
Consumer Packaging Earnings
4Q08 vs. 4Q07
Consumer Packaging Earnings
4Q08 vs. 4Q07
15
1
32
14
(37)
(6)
(17)
$0
$10
$20
$30
$40
$50
4Q07 Price Input Costs Volume Cost & Mix Other 4Q08

$ Million 4Q07 3Q08 4Q08
Sales $2,045 $2,075 $1,940
Earnings $28 $35 $26
xpedx
Continued Operating Cost Improvements
xpedx
Continued Operating Cost Improvements
Sales down 5% vs. 4Q07
Paper & packaging volumes weakened; facility
supplies volumes remained solid
National accounts sales growth offset most of the
paper & packaging decline
Reduced headcount by 275 positions, or $17MM

Forest Products
Forest Products
4Q07 3Q08 4Q08
Sales ($ Million)
$190 $55* $65
Earnings ($ Million)
$171 $305 $38
Acres Sold 61,000 33,000 30,000
Price / Acre $2,750 $1,564 $2,106
200,000 acres remaining with NPV of up to $300MM
* Mineral rights sale is not reflected in sales but in Other Income

Ilim’s results are reported on a one-quarter lag
IP’s share of Ilim’s 3Q08 & 4Q08 earnings include $4 million & $14 million unfavorable pre-tax foreign exchange impacts respectively.
$ Million 3Q08 4Q08
Sales (100%) $530 $530
Earnings (IP Share) $5 $0
Business
Volume
(000 Metric
Tons)
Price / Ton
Pulp 4% ($26)
Containerboard 1% ($16)
Received $62MM Cash Dividend
Ilim Joint Venture 4Q08 Results
Weak Demand in China & Price Declines
Ilim Joint Venture 4Q08 Results
Weak Demand in China & Price Declines

Capital Expenditures
2007 -
2009
Capital Expenditures
2007 -
2009
% of Depreciation
120% 75% 45%
$1,300
$1,300
$1,000
$1,000
$700
$700
Millions
Millions
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2007 2008 2009
Maintenance Regulatory Cost Reduction Strategic Total

Free Cash Flow
New Company Record
Free Cash Flow
New Company Record
Free Cash Flow
($ Billion)
2007 2008
Cash Provided by
Continuing Operations
$2.0 $2.7 $0.7
Less Capital Investment ($1.3) ($1.0) $0.3
Free Cash Flow $0.7 $1.7 $1.0

Cash & Committed Facilities
$3.6 Billion
Cash & Committed Facilities
$3.6 Billion
$ Million Maturity Facility Cost
Year-End 2008 Cash -
$1,100
-
$1.0B Accounts
Receivables Program
JAN 2010
Zero Drawn
CP Rate + 150 bps
$1.5B Corporate
Revolver
MAR 2011
Zero Drawn
LIBOR + 50 - 60 bps
Total Cash & Committed Facilities
$3,600
-
Cost includes commitment fees

Debt Maturities by Quarter
2009-2011
Debt Maturities by Quarter
2009-2011
$362
paid
1.15.09
500MM
Euro
Loan
Euro denominated 500 million note due in 3Q09 assumes an exchange rate of 1.31 USD/EUR
The profile does not include Timber Monetization debt or non-US short-term credit facilities and loans

Progress on Debt Reduction Commitment
$1 Billion Reduction in First Six Months
Progress on Debt Reduction Commitment
$1 Billion Reduction in First Six Months
$ Billion
August 2008 Pro Forma with CBPR $12.7
2H08 Debt Reduction $0.6
January 2009 Debt Reduction $0.4
Total Debt Balance $11.7

Pension Update
No Cash Contribution Required in 2009
Pension Update
No Cash Contribution Required in 2009
Market value of plan assets decreased
by 23% to $6.1B
PBO increased to $9.3B* due to a lower
discount rate
* US GAAP basis

Goodwill Impairment Charges
Goodwill Impairment Charges
Performing annual goodwill review
Testing will be completed during 1Q09
Could record an additional 1Q09 impairment
charge in P&CP up to $1.3B
$ Million 4Q08
Total
Charge
Coated Paperboard $438 $438
Printing & Communications Papers $0
Up to
$1,300

Special Items & Discontinued Operations
4Q08
Special Items & Discontinued Operations
4Q08
($MM) $/Share
Special Items (Net of minority interest & tax)
Goodwill Impairments
($438)
Louisiana Mill Permanent Shutdown
($75)
Franklin Mill PM #3 Shutdown
($18)
2008 Overhead Cost Reduction
($32)
CBPR Acquisition Costs
($16)
Other
($7)
Tax Adjustment
$40
Total Special Items ($546) ($1.29)
Discontinued Operations (Net of tax) $5 $0.01

1Q09 Outlook
Changes from 4Q08
1Q09 Outlook
Changes from 4Q08
Selling Prices Under Pressure
Volumes Continued Weakness
Input & Freight Costs Declining
Maintenance Outages Increasing
Operations
Good, but
Impacted by Downtime

2008 Summary
Record Free Cash Flow
2008 Summary
Record Free Cash Flow
Record 4Q and Full-Year Free Cash Flow
Record Input Cost Inflation
Severe Demand Decline in Fourth Quarter
Rapid Integration of Acquisition
Strong Earnings Despite Headwinds
Significant Back-Up Liquidity

31 Questions & Answers Questions & Answers Investor Relations Contacts Thomas A. Cleves 901-419-7566 Ann-Marie Donaldson 901-419-4967 Emily Nix 901-419-4987 Media Contact Kathleen Bark 901-419-4333

32 Appendix

2007 2008
2009
Estimate
Capital Spending
($ Billion)
$1.3 $1.0 $.7
Depreciation &
Amortization ($ Billion)
$1.1 $1.3 $1.6
Net Interest Expense
($ Million)
$297 $492 $700
Corporate Items
($ Million)
$206 $103 $250
Effective Tax Rate
30% 31.5% 34%
1
Excludes discontinued operations
2
Before special items and excluding Ilim
Key Financial Statistics
Key Financial Statistics
2
2
1
1

Business Segment Price Realization
Business Segment Price Realization
Average Selling Price Realizations
Quarterly Full Year
Printing Papers ($/ton) 4Q07 3Q08 4Q08 2007 2008
Uncoated Freesheet $925 $1,013 $1,005 $907 $988
Pulp $621 $645 $577 $598 $630
Industrial Packaging ($/ton) 4Q07 3Q08 4Q08 2007 2008
Containerboard $536 $567 $584 $521 $563
Corrugated Boxes $825 $864 $910 $802 $866
Average IP U.S. selling price realizations (includes the impact of mix across all grades)
Does not include CBPR

4Q08 vs. 4Q07 4Q08 vs. 3Q08
Business
Volume Price / Ton Volume Price / Ton
N.A. Containerboard (23%) $48 (24%) $17
N.A. Container (18%) $85 (17%) $46
European Container (5%) €0 7% (€33)
Industrial Packaging
Industrial Packaging
Volume and price exclude CBPR
Average IP price realization (includes the impact of mix across all grades)

Average IP price realization (includes the impact of mix across all grades)
4Q08 vs. 4Q07 4Q08 vs. 3Q08
Business
Volume Price / Ton Volume Price / Ton
N.A. Paper (19%) $80 (15%) ($8)
N.A. Pulp (1%) ($44) (10%) ($68)
European Paper (2%) (€23) 2% (€11)
Brazilian Paper (5%) $36 (1%) $24
Printing Papers
Printing Papers

Average IP price realization (includes the impact of mix across all grades)
4Q08 vs. 4Q07 4Q08 vs. 3Q08
Volume Price/Ton Volume Price/Ton
U.S. Coated Paperboard (3%) $81 (5%) $25
Revenue Price Revenue Price
Converting Businesses 0% NA (3%) NA
Consumer Packaging
Consumer Packaging

38 Debt Covenants Debt Covenants Covenant 2008 Year-End Debt to Total Capital Maximum of 60% 52% Consolidated Net Worth Minimum of $9 Billion $11.2 Billion

Debt Maturity Profile
Debt Maturity Profile
Euro denominated 500 million note due in 2009 assumes an exchange rate of 1.31 USD/EUR
The 10-year profile does not include Timber Monetization debt or non-US short-term credit facilities and loans
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
US US - Paid Non-US CBPR Acquisition

Pension Plan Expense Information
Pension Plan Expense Information
Key Variables
2007 2008 2009E
Assumed Rate
of Return
8.5% 8.5% 8.25%
Discount Rate 5.75% 6.2% 6.0%
* U.S. plans only
Pension expense reflects service cost, interest cost, amortization of actuarial losses and expected return on plan assets
Average Annualized Returns
2008 (23.6%)
Past Five Years 4.2%
Past Ten Years 5.4%
Portfolio Asset Allocation at 12-31-08
Equity 38%
Bonds 40%
Real Estate & Other 22%
Annual Pension Expense*
210
123
245
$0
$50
$100
$150
$200
$250
$300
2007 2008 2009E

$ Millions 4Q08 1Q09E 2008 2009E
North America $21 19 $122 $125
Europe 0 2 38 34
Brazil 2 4 10 8
Printing Papers Total $23 $25 $170 $167
Industrial Packaging $13 $53 $80 $153
Consumer Packaging $14 $5 $38 $46
Total Impact $50 $83 $288 $366
Dollar impact of planned maintenance outages are estimates and subject to change
2009 estimates include CBPR outages
Maintenance Outages Expenses
Maintenance Outages Expenses

Special Items & Discontinued Operations
Special Items & Discontinued Operations
Diluted Earnings per Share 4Q08 2008
Earnings from Continuing Operations
& Before Special Items
$0.21 $2.01
Special Items ($1.29) ($1.85)
Earnings (Loss)
from Continuing Operations
($1.08) $0.16
Discontinued Operations $0.01 ($0.03)
Net Earnings (Loss)
($1.07) $0.13

2008 Special Items
2008 Special Items
($Millions) $/Share
Special Items (Net of minority interest & tax)
Goodwill Impairments ($438)
Louisiana Mill Shutdown ($75)
Franklin Mill PM # 3 Shutdown ($18)
2008 Overhead Cost Reduction ($32)
CBPR Acquisition Costs & Supply Chain Write-off ($85)
Inverurie Mill Asset Impairment Charge ($84)
Legal Reserves ($47)
U.S. Taxes on non-U.S. Gain ($29)
Shorewood Reorganization ($19)
Other $2
Tax Adjustment $40
Total Special Items ($785) ($1.85)

2008 EBITDA
from Continuing Operations before Special Items
2008 EBITDA
from Continuing Operations before Special Items
Operating
Profit
$ Millions
D & A
$ Millions
Tons
(000)
EBITDA / Ton
Printing Papers
North American
$435 $275 3,397 $209
European
$146 $81 1,461 $155
Brazilian
$186 $131 853 $372
U.S. Market Pulp
($33) $28 1,604 ($3)
Industrial Packaging
North American
$414 $411 8,821 $94
European
$64 $37 1,123 $90
Consumer Packaging
U.S. Coated Paperboard
$46 $138 1,591 $116
Total $1,257 $1,101 18,850 $125

Operating Profits by Industry Segment
from Continuing Operations before Special Items
Operating Profits by Industry Segment
from Continuing Operations before Special Items
$ Million 4Q07 3Q08 4Q08 2007 2008
Printing Papers $243 $210 $113 $839 $734
Industrial Packaging
$109 $153 $145 $374 $482
Consumer Packaging
$15 $6 $1 $112 $47
Distribution
$28 $35 $26 $108 $103
Forest Products & Other $171 $305 $38 $464 $409
Operating Profit
$566 $709 $323 $1,897 $1,775
Net Interest Expense ($79) ($144) ($186) ($297) ($492)
Minority Interest / Equity Earnings
Adjustment
$4 ($1) ($14) $19 ($3)
Corporate Items ($56) ($40) ($21) ($206) ($103)
Special Items
$4 ($259) ($681) $241 ($991)
Earnings (Loss) from continuing
operations before income taxes, equity
earnings & minority interest
$439 $265 ($579) $1,654 $186
Equity Earnings, net of taxes - Ilim
NA $5 $0 NA $54

Geographic Business Segment Operating Results
from Continuing Operations
Geographic Business Segment Operating Results
from Continuing Operations
Excludes Forest Products
$ Million
Sales
4Q07 3Q08 4Q08 2007 2008
Printing Papers
North American $865 $905 $765 $3,495 $3,435
European $415 $425 $350 $1,510 $1,655
Brazilian $255 $255 $215 $850 $950
U.S. Market Pulp $180 $210 $170 $655 $750
Asian $5 $5 $5 $20 $20
Industrial Packaging
North American $1,005 $1,935 $2,125 $3,880 $6,170
European $300 $285 $255 $1,100 $1,170
Asian $85 $100 $75 $265 $350
Consumer Packaging
North American $620 $645 $635 $2,405 $2,505
European $75 $80 $70 $280 $300
Asian $85 $105 $95 $330 $390
Distribution $2,045 $2,075 $1,940 $7,320 $7,970

Geographic Business Segment Operating Results
from Continuing Operations before Special Items
Geographic Business Segment Operating Results
from Continuing Operations before Special Items
Excludes Forest Products
$ Million
Operating Profit
4Q07 3Q08 4Q08 2007 2008
Printing Papers
North American $101 $131 $73 $415 $435
European $53 $29 $36 $171 $146
Brazilian $61 $58 $44 $174 $186
U.S. Market Pulp $27 ($9) ($39) $78 ($33)
Asian $1 $1 ($1) $1 $0
Industrial Packaging
North American $90 $140 $130 $305 $414
European $19 $11 $15 $67 $64
Asian $0 $2 $0 $2 $4
Consumer Packaging
North American $4 $7 $16 $70 $38
European $7 $0 $5 $30 $22
Asian $4 ($1) ($20) $12 ($13)
Distribution $28 $35 $26 $108 $103

1
2
2008 Earnings from Continuing Operations
2008 Earnings from Continuing Operations
1
Assuming dilution
2
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at presentations
Pre-Tax
$MM
Tax
$MM
Minority
Interest
$MM
Equity
Earnings
Net
Income
$MM
Estimated
Tax Rate
Average
Shares
MM
Diluted
EPS
Before Special Items
1Q08 $239 ($75) ($5) $16 $175 31.5% 423 $0.41
2Q08 $312 ($100) ($7) $30 $235 32.5% 423 $0.56
3Q08 $524 ($170) ($3) $5 $356 32.5% 423 $0.84
4Q08 $103 ($24) $12 ($2) $89 23.0% 422 $0.21
2008 $1,178 ($369) ($3) $49 $855 31.5% 425 $2.01
Special Items
1Q08 ($41) $16 $0 $0 ($25) 39% 423 ($0.06)
2Q08 ($10) $3 $0 $0 ($7) 30% 423 ($0.02)
3Q08 ($259) $52 $0 $0 ($207) 20% 423 ($0.49)
4Q08 ($682) $136 $0 $0 ($546) 20% 422 ($1.29)
2008 ($992) $207 $0 $0 ($785) 21% 425 ($1.85)
Earnings from Continuing Operations
1Q08 $198 ($59) ($5) $16 $150 30% 423 $0.35
2Q08 $302 ($97) ($7) $30 $228 32% 423 $0.54
3Q08 $265 ($118) ($3) $5 $149 45% 423 $0.35
4Q08 ($579) $112 $12 ($2) ($457) 19% 422 ($1.08)
2008 $186 ($162) ($3) $49 $70 87% 425 $0.16

3
2
1
2007 Earnings from Continuing Operations
2007 Earnings from Continuing Operations
1
Assuming dilution
2
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at presentations
3
Not meaningful
Pre-Tax
$MM
Tax
$MM
Minority
Interest
$MM
Net
Income
$MM
Estimated
Tax Rate
Average
Shares
MM
Diluted
EPS
Before Special Items
1Q07
$308 ($99) ($6) $203 32% 448 $0.45
2Q07
$319 ($91) ($5) $223 29% 431 $0.52
3Q07
$349 ($100) ($6) $243 29% 426 $0.57
4Q07
$435 ($134) ($7) $294 31% 424 $0.69
2007
$1,411 ($424) ($24) $963 30% 433 $2.22
Special Items
1Q07
$298 ($44) $0 $254 15% 448 $0.57
2Q07
($25) $2 $0 ($23) 8% 431 ($0.06)
3Q07
($34) $11 $0 ($23) 32% 426 ($0.05)
4Q07
$4 $40 $0 $44 424 $0.11
2007
$243 $9 $0 $252 -4% 433 $0.59
Earnings from Continuing Operations
1Q07
$606 ($143) ($6) $457 24% 448 $1.02
2Q07
$294 ($89) ($5) $200 30% 431 $0.46
3Q07
$315 ($89) ($6) $220 28% 426 $0.52
4Q07
$439 ($94) ($7) $338 21% 424 $0.80
2007
$1,654 ($415) ($24) $1,215 25% 433 $2.81
NM

50 Total Cash Cost Components 2008 Total Cash Cost Components 2008 North American Mills Only Does not include CBPR

Global Input & Freight Costs by Segment
$192 Million Global Impact vs. 4Q07
Global Input & Freight Costs by Segment
$192 Million Global Impact vs. 4Q07
Consumer
Packaging
($36)
Industrial
Packaging
($59)
Printing
Papers
($97)
($100)
($80)
($60)
($40)
($20)
$0
Fiber Energy Chemicals Freight
Input costs for continuing businesses; does not include CBPR

Global Input & Freight Costs by Input
$192MM, or $0.30/Share Impact vs. 4Q07
Global Input & Freight Costs by Input
$192MM, or $0.30/Share Impact vs. 4Q07
Input costs for continuing businesses; does not include CBPR
(99)
(41)
(33)
(19)
($120)
($100)
($80)
($60)
($40)
($20)
$0
$20
Chemicals Fiber Energy Freight
North
America
Outside North America

North American Input Cost Escalation
Input Cost Inflation Exceeded Price Increases
North American Input Cost Escalation
Input Cost Inflation Exceeded Price Increases
North American Papers & Packaging; does not include CBPR
$0
$100
$200
$300
$400
$500
$600
$700
1Q08 vs. 1Q07 2Q08 vs. 2Q07 3Q08 vs. 3Q07 4Q08 vs. 4Q07 Cumulative
2008 vs. 2007
Price Increases Input Cost Increases

2005 2006 2007
NYMEX Natural Gas closing prices
Index: Jan 2005 Natural Gas Costs = 100
Natural Gas Costs
3% Decrease vs. 4Q07 Average Cost
Natural Gas Costs
3% Decrease vs. 4Q07 Average Cost
2008
0
50
100
150
200
250
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct

100
120
140
160
180
200
220
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct
2006 2007
Index: Jan 2006 Fuel Oil Costs = 100
U.S. Fuel Oil
34% Decrease vs. 4Q07 Average Cost
U.S. Fuel Oil
34% Decrease vs. 4Q07 Average Cost
2008
Delivered cost to U.S. facilities
Does not include CBPR

56

100
105
110
115
120
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct
U.S. Mill Wood Costs
12% Increase vs. 4Q07 Average Cost
U.S. Mill Wood Costs
12% Increase vs. 4Q07 Average Cost
Index: Jan 2005 Wood Costs = 100
2005 2006
2007 2008
Delivered cost to U.S. facilities
Does not include CBPR

57
2005 2006 2007 2008
Index: Jan 2005 Caustic Soda Costs = 100
U.S. Caustic Soda Costs
107% Increase vs. 4Q07 Average Cost
U.S. Caustic Soda Costs
107% Increase vs. 4Q07 Average Cost
Delivered cost to U.S. facilities
Does not include CBPR

58

150
175
200
225
250
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct
2006 2007
Index: Jan 2006 Starch Costs = 100
Delivered cost to U.S. facilities
Does not include CBPR
U.S. Starch Costs
17% Increase vs. 4Q07 Average Cost
U.S. Starch Costs
17% Increase vs. 4Q07 Average Cost
2008

59
Global Consumption
Annual Purchase Estimates for Key Inputs
Global Consumption
Annual Purchase Estimates for Key Inputs
Does not include Asian or Ilim consumption; excludes consumption by permanent & indefinite machine shutdowns
Estimates are based on normal operations and may be impacted by downtime
Commodity U. S. Non – U. S.
Energy
Natural Gas (MM BTUs)
50,500,000 16,000,000
Fuel Oil (Barrels)
2,100,000 500,000
Coal (Tons)
1,200,000 230,000
Fiber
Wood (Tons)
50,000,000 8,400,000
Old Corrugated Containers (Tons)
3,500,000 310,000
Chemicals
Caustic Soda (Tons)
350,000 60,000
Starch (Tons)
500,000 110,000
Sodium Chlorate (Tons)
250,000 50,000
LD Polyethylene (Tons)
50,000 -
Latex (Tons)
25,000 4,000